Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	$ 900	¥ 6,184	¥ 4,224	¥ 3,462
Income tax refund due to reduced tax rate	(99)	(680)	(473)	(535)
Adjustments of deferred tax assets due to change in tax rates	0	0	7	(13)
Deferred income tax benefit	(111)	(761)	(763)	(1)
Taxation for the year	$ 690	¥ 4,743	¥ 2,995	¥ 2,913